UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

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Nemus Bioscience, Inc.
(Name of Registrant as Specified In Its Charter)

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NEMUS BIOSCIENCE, INC.

130 North Marina Drive

Long Beach, California 90803

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT March 4, 2019

Dear Nemus Bioscience, Inc. Stockholders:

The accompanying Information Statement (the “Information Statement”) is furnished by the Board of Directors (the “Board”) of Nemus Bioscience, Inc., a Nevada corporation (the “Company”), to holders of record as of the close of business on February 11, 2019 (the “Stockholders”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our Stockholders that, on February 11, 2019, the holder of a majority of the voting power of the outstanding capital stock of the Company acted by written consent in lieu of a special meeting of the Stockholders in accordance with Section 78.320 of the Nevada Revised Statutes (“NRS”) to authorize and approve an amendment to the Company’s Articles of Incorporation changing the name of the Company to “Emerald Bioscience, Inc.” (the “Corporate Name Change”).

The approval of the Corporate Name Change will not become effective until at least 20 calendar days after the initial mailing of this Information Statement.

No action is required by you. The NRS permit holders of a majority of the voting power of a Nevada corporation to take stockholder action by written consent. Accordingly, the Company will not hold a meeting of its Stockholders to consider or vote upon the Corporate Name Change. This Information Statement is furnished solely for the purpose of informing our Stockholders of the action described herein before such action takes effect in accordance with Rule 14c-2 promulgated under the Exchange Act. This Information Statement is being distributed to the Stockholders on or about March 4, 2019. We encourage you to read the Information Statement carefully for further information regarding the corporate action described herein.

Please note that the Company’s controlling stockholder has voted to approve the Corporate Name Change. The number of votes held by the stockholder executing the written consent is sufficient to satisfy the stockholder vote requirement for such action under applicable law and the Company’s charter documents, so no additional votes will consequently be needed to approve the corporate action described herein.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Dr. Brian S. Murphy
Dr. Brian S. Murphy
Chief Executive Officer

Long Beach, CA
March 4, 2019

NEMUS BIOSCIENCE, INC.

130 North Marina Drive

Long Beach, California 90803

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

INTRODUCTORY STATEMENT

Date and Purpose of Written Consent

Nemus Bioscience, Inc. (the “Company”) is a Nevada corporation with principal executive offices located at 130 North Marina Drive, Long Beach, California 90803. Our telephone number is (949) 396-0330. On February 11, 2019, a stockholder holding 73,153,917 shares of our Common Stock, which constitutes a majority of the voting power of the Company, and the Company’s Board of Directors (the “Board”) took action by written consent approving and adopting an amendment to the Company’s Articles of Incorporation changing the name of the Company to “Emerald Bioscience, Inc.” (the “Corporate Name Change”).

This Information Statement is being distributed by the Board to the holders of record (the “Stockholders”) of the Company’s Common Stock as of February 11, 2019 (the “Record Date”) to notify the Stockholders that the holder of a majority of the voting power of the outstanding capital stock of the Company entitled to vote on the Corporate Name Change (the “Consenting Stockholder”) has taken action by written consent, in lieu of a special meeting of the Stockholders, approving the Corporate Name Change. The required vote was obtained on February 11, 2019 in accordance with the relevant sections of the Nevada Revised Statutes (“NRS”) and the Company’s Articles of Incorporation and Bylaws. This Information Statement is being delivered only to inform you of the corporate action described herein in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Section 78.320 of the NRS generally provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required.

Copies of this Information Statement are expected to be mailed on or about March 4, 2019 to the Stockholders as of the Record Date. The filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State reflecting the Corporate Name Change will not be completed until at least 20 calendar days after the initial mailing of this Information Statement.

Proxies

No proxies are being solicited. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dissenting Stockholders

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the approval of the Corporate Name Change, and we will not independently provide our stockholders with any such right.

Information Statement Costs

The entire cost of furnishing this Information Statement, including the preparation, assembly and mailing of the Information Statement, will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them, and may reimburse such persons for their reasonable charges and expenses in connection therewith.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE COMPANY’S CONTROLLING STOCKHOLDER HAS VOTED TO APPROVE THE CORPORATE NAME CHANGE. THE NUMBER OF VOTES HELD BY THE STOCKHOLDER EXECUTING THE WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR SUCH ACTION UNDER APPLICABLE LAW AND THE COMPANY’S CHARTER DOCUMENTS, SO NO ADDITIONAL VOTES WILL BE NEEDED TO APPROVE THIS ACTION. THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE CORPORATE NAME CHANGE, AND TO PROVIDE YOU WITH INFORMATION ABOUT THE BACKGROUND OF THIS CORPORATE ACTION.

THE CORPORATE NAME CHANGE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THIS ACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT, AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FORWARD-LOOKING STATEMENTS

This Information Statement and the other reports filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by any such forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or other variations on these words or words of similar import. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors. In light of these uncertainties, stockholders are cautioned not to place undue reliance on the information contained in forward-looking statements. Except as specified in applicable SEC regulations, the Company is not under any obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

VOTE REQUIRED TO APPROVE THE PROPOSAL

The approval and adoption of the Corporate Name Change requires the consent of the holders of a majority of the voting power of the Company. Holders of the Company’s Common Stock are entitled to one (1) vote with respect to each share of Common Stock issued and outstanding.

As of the Record Date, there were 133,907,747 shares of Common Stock issued and outstanding. For the approval of the Corporate Name Change, the affirmative vote of a majority of the shares of Common Stock outstanding and entitled to vote was required.

CONSENTING STOCKHOLDERS

On February 11, 2019, a stockholder holding 73,153,917 shares of Common Stock, or approximately 54.63% of the issued and outstanding Common Stock of the Company, delivered a written consent to us approving and adopting the corporate action described in this Information Statement. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Pursuant to Section 14(c) of the Exchange Act and the rules promulgated thereunder, the Corporate Name Change, being subject to approval of the Stockholders, cannot become effective until at least 20 calendar days after the initial mailing of this Information Statement to the Stockholders.

STOCKHOLDER ACTION NO. 1

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO CHANGE THE NAME OF THE COMPANY

General Information

The Consenting Stockholder representing a majority of the Company’s outstanding voting stock has given its written consent approving the Corporate Name Change. Under the NRS, the consent of the holders of a majority of the voting power is effective as stockholders’ approval.

We will file a Certificate of Amendment to the Company’s Articles of Incorporation with the Nevada Secretary of State in order to change the name of the Company to “Emerald Bioscience, Inc.” no earlier than (20) calendar days from the date of mailing of this Information Statement. A copy of the form of Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Annex A.

Reasons for the Amendment

The primary purpose of the Corporate Name Change is to improve brand recognition.

Amendment

Article 1 of the Company’s Articles of Incorporation will be amended to read as follows:

“1. Name of Corporation: Emerald Bioscience, Inc.”

A copy of the Certificate of Amendment to the Company’s Articles of Incorporation is attached hereto as Annex A.

Vote Required

The affirmative vote of a majority of the shares of outstanding Common Stock entitled to vote was required to approve the Corporate Name Change.

No Dissenter’s Rights

Under the NRS, our dissenting stockholders are not entitled to appraisal rights with respect to the Corporate Name Change, and we will not independently provide our stockholders with any such right.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of February 11, 2019, with respect to the beneficial ownership of our Common Stock for (i) each director and officer, (ii) all of our directors and officers as a group, and (iii) each person known to us to own beneficially five percent (5%) or more of the outstanding shares of our Common Stock. As of February 11, 2019, there were 133,907,747 shares of Common Stock outstanding.

To our knowledge, except as indicated in the footnotes to this table or pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to the shares of Common Stock indicated.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Class Beneficially Owned
Directors and Executive Officers

Brian S. Murphy 130 North Marina Drive Long Beach, CA 90803	1,799,000	(2)	1.34%

Punit Dhillon 130 North Marina Drive Long Beach, CA 90803	100,000	(3)	0.07%

James L. Heppell 130 North Marina Drive Long Beach, CA 90803	100,000	(4)	0.07%

Douglas Cesario 130 North Marina Drive Long Beach, CA 90803	1,159,555	(5)	0.86%

Avtar Dhillon 130 North Marina Drive Long Beach, CA 90803	500,000	(6)	0.37%

All Officers and Directors as a Group	3,658,555		2.70%

5% Stockholders

Emerald Health Sciences Inc. Office 8262, The Landing 200 – 375 Water Street Vancouver, BC, Canada V6B 0M9	128,953,917	(7)	67.98%

_________

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(2)

Includes (i) 524,000 shares of Common Stock underlying options granted to Brian S. Murphy which may be exercised within 60 days of February 11, 2019, (ii) 375,000 shares of restricted Common Stock subject to three-year cliff vesting from October 20, 2015, and (iii) 900,000 shares of restricted Common Stock subject to 50% vesting on each of January 18, 2019 and January 18, 2020.

(3)	Includes 100,000 shares of Common Stock underlying options granted to Punit Dhillon which may be exercised within 60 days of February 11, 2019.

(4)	Includes 100,000 shares of Common Stock underlying options granted to James L. Heppell which may be exercised within 60 days of February 11, 2019.

(5)

Includes (i) 643,501 shares of restricted Common Stock subject to 100% vesting on April 23, 2020, and (ii) 516,054 shares of Common Stock underlying options granted to Douglas Cesario which may be exercised within 60 days of February 11, 2019.

(6)	Includes 500,000 shares of Common Stock underlying options granted to Avtar Dhillon which may be exercised within 60 days of February 11, 2019.

(7)

Includes (i) 73,153,917 shares of Common Stock, (ii) 45,800,000 shares of Common Stock issuable upon exercise of warrants, and (iii) 10,000,000 shares of Common Stock issuable upon conversion of outstanding advances under the Multi Draw Credit Agreement dated October 5, 2018 between the Company and Emerald Health Sciences Inc.

REASONS WE USED STOCKHOLDER CONSENT AS OPPOSED TO SOLICITATION OF

STOCKHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The Corporate Name Change requires stockholder approval. Stockholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the action at a stockholder meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities. However, the latter method, while it represents the requisite stockholder approval, is not deemed effective until twenty (20) days after this Information Statement has been sent to all of our stockholders giving them notice and informing them of the corporate action approved by such consent.

Given that we have already secured the affirmative consent of the holder of a majority of our voting securities to the Corporate Name Change, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the action at a stockholders’ meeting called for such a purpose, and rather proceed through the written consent of the holder of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the corporate action in a manner that is timely and efficient for our Company and our stockholders.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

Except as described herein, no director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other stockholders pro rata in accordance with their respective interest. No director has informed the Company that he intends to oppose the corporate action to be taken by the Company as set forth in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple stockholders sharing an address, unless the Company has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of this Information Statement to a stockholder at a shared address to which a single copy of this Information Statement was delivered. A stockholder may call our principal executive offices at (949) 396-0330 or mail a written request to Nemus Bioscience, Inc., Attention: Secretary, 130 North Marina Drive, Long Beach, CA 80803, to request:

•	a separate copy of this Information Statement;

•	a separate copy of Information Statements in the future; or

•	delivery of a single copy of Information Statements, if such stockholder is receiving multiple copies of those documents.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file annual, quarterly, current and other reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. The SEC also maintains a site on the Internet at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants that file electronically with the SEC, which may be downloaded free of charge.

ANNEX A

CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

090204

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Nemus Bioscience, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 (Name of Corporation) is amended in its entirety to read as follows:

1. Name of Corporation: Emerald Bioscience, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 54.63%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

SAC 443,043,791 v1